Exhibit 99.2

Investor Relations Contact:

Shanye Hudson, (510) 661-1600

shanye.hudson@seagate.com

Media Contact:

Gregory Belloni, (415) 235-9092

gregory.belloni@seagate.com

Seagate Announces Pricing of $1.3 Billion of Exchangeable Senior Unsecured Notes

FREMONT, CA – September 8, 2023 — FREMONT, Calif.—(BUSINESS WIRE)— Seagate HDD Cayman (the “Company”), a subsidiary of Seagate Technology Holdings plc (NASDAQ: STX) (“Seagate”), announced that it priced its earlier announced offering of $1.3 billion aggregate principal amount of exchangeable senior notes due 2028 (the “Notes”). The 2028 Notes were priced at 100% of the aggregate principal amount and will bear interest at a rate of 3.50% per annum. In addition, the Company has granted the initial purchasers of the Notes an option to purchase up to an additional $200 million aggregate principal amount of Notes for settlement within a 13-day period beginning on, and including, the date on which the Notes are first issued, solely to cover over-allotments. The Notes will be guaranteed by Seagate and Seagate Technology Unlimited Company.

The Notes will be exchangeable at the option of the holders only under certain circumstances and solely into cash up to the aggregate principal amount of Notes to be exchanged, and cash, ordinary shares of Seagate, or a combination of both, at Seagate’s election, in respect of any remainder of the Company’s conversion obligation in excess of such principal amount. The initial exchange rate for the Notes is 12.1253 ordinary shares per $1,000 principal amount of Notes (equivalent to an initial exchange price of approximately $82.47 per share, which represents an exchange premium of approximately 30% to the last reported sale price of the ordinary shares on The Nasdaq Global Market on September 7, 2023).

In connection with the pricing of the Notes, the Company and Seagate entered into privately negotiated capped call transactions with one or more of the initial purchasers in the Note offering or their respective affiliates and/or other financial institutions (the “option counterparties”) having an expiration date that is the same as the maturity date of the Notes. The capped call transactions cover, subject to anti-dilution adjustments substantially similar to those applicable to the Notes, the number of Seagate’s ordinary shares initially underlying the Notes and are expected generally to reduce the potential dilution to Seagate’s ordinary shares and/or offset any cash payments, in each case, that the Company is required to make upon exchange of the Notes in excess of the principal amount thereof in the event that the market value per ordinary share, as measured under the capped call transactions, is greater than the strike price of the capped call transactions, with such reduction or offset being subject to a cap. The cap price of the capped call transactions will initially be $107.8480 per share, which represents a premium of 70% over the last reported sale price of the ordinary shares of $63.44 per share on The Nasdaq Global Market on September 7, 2023. If the initial purchasers of the Notes exercise their over-allotment option, the Company expects to enter into additional capped call transactions with the option counterparties.

The Company expects that, in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates will enter into various derivative transactions with respect to Seagate’s ordinary shares and/or purchase Seagate’s ordinary shares concurrently with or shortly after the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of ordinary shares or the Notes at that time. In addition, the Company expects that the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Seagate’s ordinary shares and/or by purchasing or selling Seagate’s ordinary shares or other securities of the Company in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so during the final observation period related to an exchange of the Notes). This activity could also cause or avoid an increase or a decrease in the market price of the ordinary shares or the Notes, which could affect the ability of holders to exchange their Notes and, to the extent the activity occurs during any observation period related to an exchange of the Notes, it could affect the amount of cash that holders will receive upon exchange of their Notes.

The Notes are being sold in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The sale of the Notes is expected to close on September 13, 2023, subject to customary closing conditions.

The Company intends to use approximately $1.1 billion (or approximately $1.3 billion if the initial purchasers exercise their over-allotment option in full) of the net proceeds from the Notes to repay existing indebtedness, including portions of the Company’s outstanding term loans and/or senior notes. The remaining net proceeds will be used for general corporate purposes, which may include repayment of other outstanding indebtedness, capital expenditures and other investments in the business.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. The Notes, guarantees, and ordinary shares to be offered have not been and will not be registered under the Securities Act, or applicable state securities laws, and may not be offered or sold in the United States absent registration except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

About Seagate

Seagate Technology is the leading innovator of mass-capacity data storage solutions. We create breakthrough technology so you can confidently store your data and easily unlock its value. Founded over 45 years ago, Seagate has shipped over four billion terabytes of data capacity and offers a full portfolio of storage devices, systems, and services from edge to cloud.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical fact. Forward-looking statements include, among other things, statements about the terms and conditions of, and completion of, the offering of the Notes and the use of proceeds therefrom, and the entry into derivative transactions by counterparties and the potential effect on the Company’s ordinary shares and Notes related thereto, each as described above. The Company cannot assure that the offering will be consummated, nor can it guarantee the size or terms of the offering. Forward-looking statements generally can be identified by words such as “expects,” “intends, “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “should,” “may,” “will,” “will continue,” “can,” “could” or the negative of these words, variations of these words and comparable terminology, in each case, intended to refer to future events or circumstances. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are subject to various uncertainties and risks that could cause the Company’s actual results to differ materially from historical experience and the Company’s present expectations or projections. These risks and uncertainties include, but are not limited to, those described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s latest periodic report on Form 10-K filed with the U.S. Securities and Exchange Commission. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on, and which speak only as of, the date hereof. The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, unless required by applicable law.